AT&T                                     MASTER EQUIPMENT
Corporation                              LEASE AGREEMENT SCHEDULE
--------------------------------------------------------------------------------
LESSEE:  Universal Money Centers, Inc.   LESSOR:  AT&T Credit Corporation
--------------------------------------------------------------------------------
Street Address                           Address
6800 Squibb Road                         2 Gatehall Drive, Parsippany, NJ 07054
---------------------------------------- ---------------------------------------
City/State/Zip                           Lease Number     Schedule Number
Mission, KS 66201                        I200084          0010
---------------------------------------- ---------------------------------------
SELLER:                                                   Total Price Including
    AT&T Global Information Solutions             Installation/One-Time Charges
    f/k/a NCR Corporation
 ................................................................................
Description of Items to be Leased (the Equipment)
Equipment subject hereto shall include, but not
be limited to: (5) NCR 5670 ATMs and all other
items of equipment, including all attachments,
alterations, and additions thereto, and any and
all parts thereof, and a right to use license
for any software related thereto and related
documentation, as such are and/or will be more
particularly described in the equipment order(s)
as reflected in the invoices of the seller or supplier.
--------------------------------------------------------------------------------
                                      Total Purchase Price
                    Yes    No         (Sum of total prices
Option A ........... X     __         including installation/
                                      one-time charges)           $66,427.37
                                      ------------------------------------------
Lessee selects a fair market value    PAYMENT IN ARREARS .................Yes __
purchase Option and a fair rental
value renewal option.                 If this payments in arrears option is
                                      selected, Lessee shall pay Lessor the
                    Yes    No         first Rental Payment for the Equipment on
Option B ........... __    X          the last day of the first Rental Payment
                                      Period, which shall begin at Lessor's
Lessee selects (i) a fixed price      option on either the Commencement Date or
purchase option of either $ N/A or    the first day of the month following the
N/A % of the Total Purchase Price;    month in which the Commencement Date
and (ii) a fixed price renewal        occurs, and shall pay Lessor the remaining
option of N/A% of the periodic        periodic Rental Payments on or before the
Rental Payment.                       last day of each subsequent Rental
                                      Payment Period.
THE TERMS AND CONDITIONS OF THE       ------------------------------------------
FOREGOING OPTIONS AND OTHER           Advance Rent            Rental Payment
IMPORTANT PROVISIONS ARE SET FORTH    $10,296.24        See attached Exhibit B
ON THE BACK OF THIS SCHEDULE.
------------------------------------  ------------------------------------------
Employment Location                   Rental Payment    Latest Commencement Date
                                      Period             10/30/96
See attached Exhibit A.                   Monthly
                                      ------------------------------------------
                                      Length of Initial Term
                                          48 Months
--------------------------------------------------------------------------------
THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF, AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE. PURSUANT TO
SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS). LESSEE AGREES TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE TO LESSEE THE ABOVE REFERENCED EQUIPMENT, IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY ARTICLE 2A OF
THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).
--------------------------------------------------------------------------------
Universal Money Centers, Inc.            AT&T CREDIT CORPORATION
Lessee
X     /s/ Dave A. Windhorst              By: /s/ Mary Jaggers
--------------------------------------   ---------------------------------------
Lessee Authorized Signature              Lessor Authorized Signature
      Dave A. Windhorst, President           Mary Jaggers,
--------------------------------------   ---------------------------------------
Print Name and Title                         Print Name and Title
      10/18/96                                     10/18/96
                   Date                                          Date

                                    Exhibit A
INVOICE

AT&T
Capital Corporation               AT&T Credit -- GLOBAL INFORMATION SOLUTIONS

                                  ----------------------------------------------
                                  Account #           Bill Date        Total Due
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  1200084              10/17/96       $10,296.24
                                  ----------------------------------------------


                                  TO INSURE PROPER CREDIT OF YOUR ACCOUNT:
                                  1) DO NOT INCLUDE WITH ANY OTHER AT&T PAYMENT
                                  2) MAKE CHECKS PAYABLE TO AT&T CREDIT - GIS
                                  3) INCLUDE ACCOUNT NUMBER ON CHECK



PLEASE INDICATE ADDRESS CHANGES BELOW:              MAIL PAYMENTS TO:

     Universal Money Centers, Inc.                  AT&T Credit - GIS
     6800 Squibb Road                               2 Gatehall Drive, Rm 3C284
     Mission, KS  66202                             Parsippany, NJ 07053
                                                    ATTN:  Mary Jaggers
     Attn:  Mr. David Windhorst




--------------------------------------------------------------------------------
  Schedule                 Description                       Amount
--------------------------------------------------------------------------------
00010            (5) NCR 5670 ATMs


                 EQUIPMENT LOCATION
                 ------------------

                 Various locations in the state of Texas

                 Advance Rental Payment                     $10,296.24







                      ***DUE UPON EXECUTION OF SCHEDULE***




                                   PLEASE PAY THIS AMOUNT  $10,296.24

                                    Exhibit B

                                   Schedule 10



AT&T
Capital Corporation                             Master Equipment
                                                Lease Agreement
                                                Schedule Worksheet

--------------------------------------------------------------------------------
  Lessee:  Universal Money Centers, Inc.        Lessor:  AT&T Credit Corporation

           6800 Squibb Road                              2 Gatehall Drive

           Mission, KS  66202                            Parsippany, NJ  07054

--------------------------------------------------------------------------------
           ------------------------------------------------------
                                Lease Number:           I200084

                             Schedule Number:           00010
           ------------------------------------------------------


     ----------------------------------------------------------------
                Base                  Total       Down        Total
     #Atms      Cost      Delivery    Cost       Payment      Lease
      (ea)   15,941.31     184.16   16,125.47   2,840.00    13,285.47
     ----------------------------------------------------------------
        5    79,706.55     920.80   80,627.35  14,200.00    66,427.35
     ----------------------------------------------------------------



                     Payment   Lease     Payment       Nbr          Total
                      Level    Rate       Amount       Pmts        Payments
                     -------   -----     -------       ----        --------

                        1    0.155000  10,296.24 x       1     =   10,296.24
                        2    0.024650   1,637.43 x      17     =   27,836.31
                        3    0.017610   1,169.79 x      18     =   21,056.22
                        4    0.007010     465.66 x      12     =    5,587.92
                                                        --        ----------
                                     Lease Totals       48         64,776.69

                                          Plus Downpayment         14,200.00
                                          Total Payout             78,976.69